UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30, WBDI30A	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33, WBDI33A	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2026, Warner Bros. Discovery, Inc. (“WBD,” “we,” “us,” “our” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Paramount Skydance Corporation (“PSKY”) and Prince Sub Inc. (“Merger Sub”), pursuant to which and subject to the terms and conditions therein, at the effective time of the Merger (as defined below), Merger Sub will merge with and into WBD, with WBD surviving as a wholly owned subsidiary of PSKY (the “Merger”).

In connection with our entry into the Merger Agreement, as permitted pursuant to an exception to the interim operating covenants in the Merger Agreement, which was agreed between PSKY and us following finalization of the economic and other material terms of the Merger Agreement, but prior to execution of the Merger Agreement, we entered into a tax reimbursement agreement with David Zaslav, our Chief Executive Officer, on March 10, 2026 (the “Agreement”). The Agreement provides that if, pursuant to certain rules under the Internal Revenue Code of 1986, as amended (the “Code”), Mr. Zaslav incurs an excise tax in respect of any payment or benefit made or provided to him in connection with the Merger, he would be entitled to a tax reimbursement payment so that on a net after-tax basis he would be in the same position as if no such excise tax had applied.

Prior to entering into the Agreement, the Compensation Committee of our board of directors considered, among other things, (i) that the cost of any reimbursement payment under such Agreement would arise following the completion of the Merger and be borne by the surviving corporation, (ii) analysis from outside advisors showing that, without the Agreement, as a result of the Merger, Mr. Zaslav would be at a substantial disadvantage in terms of excise tax exposure relative to the previously proposed transaction with Netflix, Inc., pursuant to which he was not expected to incur excise taxes and (iii) Mr. Zaslav’s commitment in the Agreement to cooperate with reasonable requests from PSKY and us to mitigate his excise tax exposure.

As of the date of this Current Report on Form 8-K, the actual amount of any potential reimbursement payment to Mr. Zaslav under the Agreement is unknown because the calculation of such amount depends on a number of assumptions, the application of mechanical rules under the Code, and the availability and impact of various excise tax mitigation strategies. Those assumptions include the actual date of the closing of the Merger and whether Mr. Zaslav is terminated within 12 months following such date. Current estimates from our tax advisors indicate that the passage of time is expected to significantly reduce Mr. Zaslav’s excise tax exposure and that if the Merger were to close in 2027, no reimbursement payment would be expected to be made to Mr. Zaslav under the Agreement. The potential exposure may also be mitigated with certain strategies under the tax rules that permit a reduction in the value attributable to certain Merger-related payments or benefits if such amounts qualify as reasonable compensation for Mr. Zaslav’s pre- or post-Merger services, including Mr. Zaslav’s existing non-compete arrangements. Pursuant to the Agreement, Mr. Zaslav has agreed to cooperate with reasonable requests from PSKY and us to mitigate his exposure to any excise taxes.

The Agreement was entered into solely in connection with the Merger, and if the Merger Agreement terminates pursuant to its terms, the Agreement will terminate and be of no force or effect.

The above description is a summary of the terms of the Agreement and is subject to and qualified in its entirety by the full text of the Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

Information set forth in this Current Report on Form 8-K, including statements as to the expected timing, completion and effects of the proposed transaction between WBD and PSKY, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of WBD and PSKY and are subject to significant risks and uncertainties outside of our control.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; (3) the risk that WBD stockholders may not approve the proposed transaction; (4) the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; (5) risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; (6) risks related to litigation brought in connection with the proposed transaction; (7) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (8) effects of the announcement, pendency or completion of the proposed transaction on the ability of WBD to retain customers and retain and hire key personnel and maintain relationships with suppliers, distributors, advertisers, content providers, vendors and other business partners, and on its operating results and business generally; (9) negative effects of the announcement or the consummation of the proposed transaction on the market price of WBD common stock; (10) risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; (11) inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; (12) the ability to obtain or consummate financing or refinancing related to the proposed transaction; and (13) the response of WBD or PSKY management to any of the aforementioned factors. Discussions of additional risks and uncertainties are contained in WBD’s and PSKY’s filings with the SEC, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and the preliminary proxy statement filed by WBD in connection with the proposed transaction. Neither WBD nor PSKY is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Tax Reimbursement Agreement between David Zaslav and Warner Bros. Discovery, Inc., dated March 10, 2026.

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2026	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Tara L. Smith
	Name:	Tara L. Smith
	Title:	Executive Vice President and Corporate Secretary